Morgan Stanley Select Dimensions Investment Series - Flexible Income Trust Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.08
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: MGM Resorts International 8.625% due 2/1/2019 Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.42
Brokers: Barclays Capital, BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, Wells Fargo Securities, BNP Paribas, JP Morgan, RBS, SMBC Nikko, Morgan Stanley, UBS Investment Bank, Commerzbank
Purchased from: Barclays Capital

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date:  1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: The ServiceMaster Corp. 8.000% due 2/15/2020 Purchase/Trade Date: 2/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.41
Brokers: JP Morgan, Credit Suisse, Morgan Stanley, Barclays Capital, Deutsche Bank Securities, Goldman, Sachs & Co., Citigroup, Natixis
Purchased from: JP Morgan

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.14
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due 3/1/2017 Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $5,000
Percentage of Offering Purchased by Fund:  0.001
Percentage of Fund's Total Assets: 0.02
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due 3/1/2022 Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Ally Financial Inc. 5.500% due 2/15/2017
Purchase/Trade Date: 2/9/2012
Offering Price of Shares: $98.926
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.31
Brokers: Barclays Capital, Citigroup, Goldman, Sachs & Co., Morgan Stanley, Deutsche Bank Securities, Lloyds Securities, RBC Capital Markets, Scotiabank, C.L. King & Associates, MFR Securities
Purchased from: Barclays Capital

Securities Purchased: Caesars Operating Escrow LLC 8.500% due 2/15/2020 Purchase/Trade Date: 2/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 1.06
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley
Purchased from: JP Morgan

Securities Purchased: Chesapeake Energy Corp. 6.775% due 3/15/2019 Purchase/Trade Date: 2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets:  1.02
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities,
Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities
Purchased from: Merrill Lynch

Securities Purchased: Total Capital International SA 2.875% due 2/17/2022 Purchase/Trade Date: 2/14/12
Offering Price of Shares: $99.948
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets:  0.10
Brokers: BofA Merrill Lynch, Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities

Securities Purchased: Corning Inc. 4.750% due 3/15/2042
Purchase/Trade Date: 2/15/12
Offering Price of Shares: $99.853
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets:  0.10
Brokers: JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities
Purchased from: JP Morgan

Securities Purchased: Alexandria Real Estate EQ Inc. 4.600% due 4/1/2022 Purchase/Trade Date: 2/22/2012
Offering Price of Shares: $99.995
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.10
Brokers: Goldman, Sachs & Co., JP Morgan, Citigroup, BofA Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital Markets, RBS, Scotiabank, Barclays Capital, Credit Suisse, Morgan Keegan, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, JMP Securities, Keefe, Bruyette & Woods, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs

Securities Purchased: Wyndham Worldwide Corp. 4.250% due 3/1/2022
Purchase/Trade Date: 2/27/12
Offering Price of Shares: $99.807
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.39
Brokers: JP Morgan, Goldman, Sachs & Co., Credit Suisse, Mitsubishi UFJ Securities, Scotiabank, US Bancorp, Wells Fargo Securities, nabSecurities, LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased: Linn Energy LLC 6.250% due 11/1/2019
Purchase/Trade Date: 2/28/2012
Offering Price of Shares: $99.989
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.94
Brokers: RBS, Barclays Capital, Citigroup, Credit Agricole CIB, Credit Suisse, RBC Capital Markets, Wells Fargo Securities, BMO Capital Markets, Scotiabank, UBS Investment Bank, JP Morgan, Capital One Southcoast, Comerica Securities, ING, US Bancorp, ABN AMRO, BBVA, DNB Markets, Mitsubishi UFJ Securities, Societe Generale
Purchased from:  Royal Bank of Scotland

Securities Purchased: Continental Resources Inc. 5.00% due 9/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets:  0.84
Brokers: BofA Merrill Lynch, JP Morgan, RBS, BBVA, Mitsubishi UFJ Securities, US Bancorp, Wells Fargo Securities, Capital One Southcoast, Citgroup, Lloyds Securities, TD Securities, UBS Investment Bank
Purchased from:  Merrill Lynch

Securities Purchased: DirectTV Holdings LLC 3.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.958
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, RBS, Deutsche Bank Securities, Goldman, Sachs
& Co., Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, JP
Morgan, UBS Investment Bank, Santander, BBVA, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, HSBS, Lloyds Securities, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.21
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Kraton Polymers LLC 6.750% due 3/1/2019
Purchase/Trade Date: 3/15/2012
Offering Price of Shares: $101.250
Total Amount of Offering: $100,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.200
Percentage of Fund's Total Assets:  0.85
Brokers: BofA Merrill Lynch, Credit Suisse, Goldman, Sachs & Co., Macquarie Capital, Morgan Stanley
Purchased from: Merrill Lynch

Securities Purchased: MGM Resorts International 7.750% due 3/15/2022 Purchase/Trade Date: 3/15/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets:  0.42
Brokers: BofA Merrill Lynch, Barclays Capital, JP Morgan, Wells Fargo Securities, BNP Paribas, SMBC Nikko, Citigroup, Deutsche Bank Securities, RBS, Morgan Stanley, UBS Investment Bank, Commerzbank Scotiabank
Purchased from: Merrill Lynch

Securities Purchased: Harron Communications LP 9.125% due 4/1/2020 Purchase/Trade Date: 3/28/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $225,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets:  0.63
Brokers: SunTrust Robinson Humphrey, Wells Fargo Securities, Mitusibishi UFJ Securities, US Bancorp
Purchased from: SunTrust Robinson Humphrey

Securities Purchased: Lawson Software Inc. 9.375% due 4/1/2019
Purchase/Trade Date: 3/29/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,015,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets:  0.63
Brokers: BofA Merrill Lynch, Credit Suisse, JP Morgan, Morgan Stanley, Barclays Capital, Deutsche Bank, RBC Capital Markets, KKR
Purchased from: Merrill Lynch

Securities Purchased: Weatherford International Ltd. 4.500% due 4/15/2022 Purchase/Trade Date: 3/30/12
Offering Price of Shares: $99.855
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.21
Brokers: JP Morgan, Morgan Stanley, Citigroup, Deutsche Bank Securities, UBS Investment Bank, Goldman, Sachs & Co., Wells Fargo Securities, Credit Agricole CIB, DNB Markets, RBC Capital Markets, RBS, Mitsubishi UFJ Securities, Barclays, SunTrust Robinson Humphrey, Standard Chartered Bank, UniCredit Capital Markets, HSBC
Purchased from: JP Morgan

Securities Purchased: Sandridge Energy Inc. 8.125% due 10/15/2022
Purchase/Trade Date: 4/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.43
Brokers: BofA Merrill Lynch
Purchased from: Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., JP Morgan Securities LLC, RBC Capital Markets, LLC, Capital One Southcoast, Inc., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, BOSC, Inc., Comerica Securities, Inc., Lloyds Securities Inc., Scotia Capital (USA) Inc.

Securities Purchased: Chaparral Energy 7.625% due 11/15/2022
Purchase/Trade Date: 4/18/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets:  0.86
Brokers: Credit Suisse Securities, Credit Agricole, JP Morgan, RBC Capital Markets, Wells Fargo Securities, Capital One Southcoast, Societe Generale, UBS Investment Bank, Comerica Securities, KeyBanc Capital Markets, Lloyds Securities, Mitsubishi UFJ Securities, Scotiabank, US Bancorp
Purchased from: Credit Suisse Securities

Securities Purchased: Omnicom GRP Inc. 3.625% due 5/1/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $99.567
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund:  0.004
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, HSBC, Citigroup, JP Morgan, Wells Fargo Securities, BNP Paribas, Mitsubishi UFJ Securities, Deutsche Bank Securities, Moelis & Company, Banca IMI, Barclays, Mizuho Securities, SMBC Nikko, US Bancorp, ANZ Securities, Danske Markets, ING, The Williams Capital Group, L.P. Purchased from: JP Morgan

Securities Purchased: CIT Group Inc. 5.00% due 5/15/2017
Purchase/Trade Date: 5/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, Barclays, Credit Suisse, Morgan Stanley, UBS Investment Bank
Purchased from: Merrill Lynch

Securities Purchased: Diageo Capital plc 1.500% due 5/11/2017
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.21
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland

Securities Purchased: Diageo Capital plc 2.875% due 5/11/2022
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.03
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities

Securities Purchased: Carlson Wagonlit BV 6.875% due 6/15/2019
Purchase/Trade Date: 5/9/12
Offering Price of Shares: $100.000
Total Amount of Offering: $465,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 1.72
Brokers: JP Morgan, BNP Paribas, Jefferies, Lloyds Bank, Morgan Stanley Purchased from: JP Morgan

Securities Purchased: Discovery Communications Inc. 3.300% due 5/15/2022 Purchase/Trade Date: 5/10/12
Offering Price of Shares: $99.167
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, JP Morgan, RBS, Citigroup, Credit Suisse, BNP Paribas, Credit Agricole CIB, Goldman, Sachs & Co., Morgan Stanley, RBC Capital Markets, Scotiabank, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Inmet Mining Corp. 8.750% due 6/1/2020
Purchase/Trade Date: 5/15/12
Offering Price of Shares: $98.584
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.85
Brokers: JP Morgan, Credit Suisse, BofA Merrill Lynch, Citigroup, Morgan Stanley, RBC Capital Markets, CIBC, Scotiabank
Purchased from: JP Morgan

Securities Purchased: Cardinal Health Inc. 1.900% due 6/15/17
Purchase/Trade Date: 5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities LLC, Merrill Lynch, Piece, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., PNC Capital Markets LLC, The Huntington Investment Company, US Bancorp Investments, Inc.
Purchased from: JP Morgan

Securities Purchased: United Technologies Corporation 4.500% due 6/1/42 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities

Securities Purchased: Kraft Foods Group Inc. 5.000% due 6/4/42
Purchase/Trade Date: 5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays, Citigroup, Goldman, Sachs & Col., JP Morgan, RBS, Credit Suisse, Deutsche Bank Securities, HSBC, Wells Fargo Securities, BBVA Securities, BNP Paribas, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, US Bancorp, Blaylock Robert Van, LLC, The Williams Capital Group L.P. Purchased from: Barclays Capital

Securities Purchased: Time Warner Inc. 4.900% due 6/15/2042
Purchase/Trade Date: 6/8/12
Offering Price of Shares: $98.929
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Barclays, BNP Paribas, Citigroup, Goldman, Sachs & Co., JP Morgan, Morgan Stanley, Santander, Wells Fargo Securities, BNY Mellon Capital Markets LLC, RBS, Credit Agricole CIB, Credit Suisse, Deutsche Bank Securities, Lloyds Securities, Mitsubishi UFJ Securities,
SMBC Nikko, Mizuho Securities, Ramirez & Co., Inc., Scotiabank, The Williams Capital Group, LP, UBS Investment Bank
Purchased from: Merrill Lynch